Wanger Advisors Trust

Wanger U.S. Smaller Companies
Wanger International Small Cap
Wanger Select
Wanger International Select
(the “Funds”)

Supplement dated February 2, 2007 to the
Statement of Additional Information
dated May 1, 2006

Effective immediately, all information relating to Michelle Rhee in the chart entitled “Officers of Wanger Advisors Trust” on pages 12-13 of the statement of additional information is deleted and replaced with the following:

Name, Position(s) with Wanger Advisors Trust and Age at January 1, 2007	Year First Elected or Appointed to Office*	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex For Which Officer Acts in Same Capacity	Other Directorships

Peter T. Fariel, 49, Assistant Secretary	2006	Associate General Counsel, Bank of America since April 2005; prior thereto Partner, Goodwin Procter LLP (law firm).	155	None.